Exhibit 10.6

ANNUAL GRANT

INTRUSION INC.

NOTICE OF GRANT OF NON-EMPLOYEE DIRECTOR
AUTOMATIC STOCK OPTION

Notice is hereby given of the following option grant (the “Option”) to purchase shares of the Common Stock of Intrusion Inc. (the “Corporation”):

OPTIONEE:

GRANT DATE:

GRANT NUMBER:

NUMBER OF OPTION SHARES:	5,000 shares of common stock

EXERCISE PRICE:	$ per share

EXPIRATION DATE:

TYPE OF OPTION:	Non-Statutory Stock Option

EXERCISE SCHEDULE:

The Option shall vest and become exercisable for one-third of the Option Shares upon Optionee’s completion of each year of service as a member of the Corporation’s Board of Directors (the “Board”) over the three-year period measured from the Grant Date. In no event shall the Option become exercisable for any additional Option Shares after Optionee’s cessation of Board service.

Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the automatic option grant program under the Intrusion Inc. 2005 Stock Incentive Plan (the “Plan”).  Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Automatic Stock Option Agreement attached hereto as EXHIBIT A.  Optionee hereby acknowledges receipt of a copy of the official prospectus for the Plan in the form attached hereto as EXHIBIT B.  A copy of the Plan is available upon request made to the Corporate Secretary at the Corporation’s principal offices.

NO IMPAIRMENT OF RIGHTS.  Nothing in this Notice or the attached Automatic Stock Option Agreement or in the Plan shall interfere with or otherwise restrict in any way the rights of the Corporation and the Corporation’s stockholders to remove Optionee from the Board at any time in accordance with the provisions of applicable law.

DEFINITIONS.  All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Automatic Stock Option Agreement.

DATED:____________ ,_____

INTRUSION INC.

By:
Name:
Title:

OPTIONEE

Print Name:
Address:

ATTACHMENTS
EXHIBIT A – AUTOMATIC STOCK OPTION AGREEMENT
EXHIBIT B - PLAN SUMMARY AND PROSPECTUS